Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2012
Supplemental Cash Flow Information

Note P: Supplemental Cash Flow Information

The components of the change in other assets and liabilities, net, are as follows:

     years ended December 31

(add 000)	2012	2011	2010
Other current and noncurrent assets	$(2,354)	$2,439	$3,245
Accrued salaries, benefits and payroll taxes	7	(4,722)	(1,415)
Accrued insurance and other taxes	2,274	2,873	(739)
Accrued income taxes	(13,343)	6,139	10,890
Accrued pension, postretirement and postemployment benefits	(13,904)	(16,378)	(22,257)
Other current and noncurrent liabilities	3,836	(3,092)	(3,491)
Change in other assets and liabilities	$(23,484)	$(12,741)	$(13,767)

The change in other current and noncurrent assets for the year ended December 31, 2012 relates to an increase in costs in excess of billings for the Corporation’s road paving business. The road paving business typically has a longer cash collection cycle compared with the Aggregates business’ other product lines. The change in accrued income taxes was attributable to an increase in prepaid income taxes of $12,500,000 in 2012. The change in other current and noncurrent liabilities is primarily driven by the unrecognized tax benefits increase in 2012 related to the estimated settlement of the APA.

Noncash investing and financing activities are as follows:

 years ended December 31

(add 000)	2012	2011	2010
Noncash investing and financing activities:
Acquisition of assets through asset exchange	$690	$150,000	$--
Acquisition of land through property exchange	$--	$--	$1,900
Issuance of notes payable for acquisition of land	$--	$--	$450